UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2018

Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100

Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 8, 2018, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Basic Energy Services, Inc. (the “Company” or “Basic”) approved base salaries for 2018, certified cash bonuses for 2017, approved grants of performance-based restricted stock unit awards with respect to up to 305,438 shares of the Company’s common stock (the “PB Awards”), and approved grants of time-based restricted stock unit awards with respect to 203,625 shares of the Company’s common stock (the “TB Awards”, and together with the PB Awards, the “2018 Awards”), to Basic’s executive officers, including its named executive officers, under the Basic Energy Services, Inc. Management Incentive Plan (the “MIP”), based upon management’s recommendation and the respective executive officer’s performance.
2018 Base Salaries and 2017 Cash Bonuses
The approved base salaries for 2018 and the 2017 cash bonus amounts for each of these executive officers are set forth in the table below:

	2018 Base Salary	2017 Cash Bonus (1)
T.M. “Roe” Patterson President, Chief Executive Officer and Director	$700,000	$630,000
Alan Krenek Senior Vice President, Chief Financial Officer, Treasurer and Secretary	$415,000	$311,250
James F. Newman Senior Vice President, Region Operations	$415,000	$311,250
William T. Dame Vice President, Pumping Services	$340,000	$255,000
Eric Lannen Vice President, Human Resources	$293,550	$153,527
(1)    The 2017 cash bonuses were based on certain performance metrics that were previously recommended                 by the Committee and unanimously approved by the Board of Directors of the Company on February 22,                 2017. The Committee certified the results of those certain performance metrics on February 8, 2018.
PB Awards
Pursuant to the PB Award agreements, the PB Awards are to be earned based upon Basic’s total shareholder return (“TSR”) relative to the TSR of a peer group of energy services companies measured over the Performance Period (defined as the 2018 and 2019 calendar years), with Basic’s ranking in TSR performance being compared to the ranking in TSR performance of the members of the Peer Group (as defined below, and together with Basic, the “Combined Group”). The Combined Group will be ranked from best performing to worst performing with regard to each company’s respective TSR performance over the Performance Period, with the Combined Group company ranked 1st being the company with the highest TSR when compared to the other Combined Group companies and the Combined Group company ranked 11th being the company with the lowest TSR when compared to the other Combined Group companies, with rankings 2 through 10 being determined in descending order based upon the corresponding descent in TSR performance for companies in the Combined Group from 2nd highest to 10th highest.

Based on Basic’s TSR performance, each grantee may earn the PB Awards as follows:

Combined Group Company Rank Based on TSR Performance	Percentage of PB Awards Earned
1st	150.0%
2nd	140.0%
3rd	130.0%
4th	120.0%
5th	100.0%
6th	80.0%
7th	60.0%
8th	40.0%
9th	20.0%
10th	10.0%
11th	0.0%
“Peer Group” means each of the following companies: (1) C&J Energy Services, Inc.; (2) Keane Group, Inc.; (3) Key Energy Services, Inc.; (4) Mammoth Energy Services, Inc.; (5) Pioneer Energy Services Corp.; (6) Propetro Holding Corp.; (7) Ranger Energy Services, Inc.; (8) RPC, Inc.; (9) Select Energy Services, Inc.; and (10) Superior Energy Services, Inc.; provided, in the event any such company ceases to exist, ceases to file public reports timely with the U.S. Securities and Exchange Commission with respect to the Performance Period or merges or combines with any other entity that, in the determination of the Committee makes such combined company not comparable for use as part of the Peer Group, the Committee in its sole discretion may continue to include or exclude such company in the Peer Group, but in no event may substitute any other company in its place as part of the Peer Group.
Once earned, the PB Awards will vest in one-half increments and will begin when the Committee certifies the specified adjustments in the award agreements and will begin to vest no later than 45 days after the Performance Period (the “Determination Date”). The PB Awards will vest with half of the PB Awards vesting on the Determination Date and the remaining half vesting one year following the Determination Date. All unvested PB Awards will be forfeited by the grantee (a) if the grantee’s employment with Basic is terminated by Basic for “Cause” before the PB Awards are vested or (b) if the grantee terminates his employment with Basic before the PB Awards are vested for any reason other than (i) “Good Reason” or (ii) the death or “Disability” of the grantee, as such terms are defined in the award agreement. The grantee will vest in all rights to the PB Awards on the earliest of (i) the dates set forth above; (ii) termination by Basic without Cause; (iii) the death or “Disability” of the grantee; (iv) resignation for “Good Reason”; or (v) a Change of Control (as defined in the award agreements).
Following the vesting of the PB Awards, the Company will deliver to the grantee the number of shares of common stock, par value $.01, of Basic (the “Shares”) equal to the aggregate number of PB Awards that vest as of such date. The Company, however, in its sole discretion, will have the option to settle the PB Awards in cash, subject to applicable withholding taxes. Each PB Award has dividend equivalent rights, which dividend equivalent rights may be accumulated and deemed reinvested in additional PB Awards or may be accumulated in cash, as determined by the Committee in its discretion.
The foregoing description of the PB Awards in this Item 5.02 is qualified in its entirety by reference to the full text of the Form of Performance-Based Restricted Stock Unit Award Agreement, which is filed as Exhibits 10.1 hereto and is incorporated herein by reference.
TB Awards
Pursuant to the TB Award agreements, the TB Awards will vest annually in three equal installments, with one-third vesting on the first anniversary of the grant date, one-third vesting on the second anniversary of the grant date and one-third vesting on the third anniversary of the grant date.

Once earned, the TB Awards will be forfeited by the grantee (a) if the grantee’s employment with Basic is terminated by Basic, unless without cause, before the TB Awards are vested or (b) if the grantee terminates his employment with Basic before the TB Awards are vested for any reason other than (i) “Good Reason” or (ii) the death or “Disability” of the grantee, as such terms are defined in the award agreement. The grantee will vest in all rights to the TB Awards on the earliest of (i) the dates set forth above; (ii) termination by Basic without Cause; (iii) the death or Disability of the grantee; or (iv) resignation for Good Reason.

Following the vesting date of the TB Awards, the Company will deliver to the grantee the number of Shares equal to the aggregate number of TB Awards that vest as of such date. The Company, however, in its sole discretion will have the option to settle the TB Awards in cash, subject to applicable withholding taxes. Each TB Award has dividend equivalent rights, which dividend equivalent rights may be accumulated and deemed reinvested in additional TB Awards or may be accumulated in cash, as determined by the Committee in its discretion.

The foregoing description of the TB Awards in this Item 5.02 is qualified in its entirety by reference to the full text of the Form of Time-Based Restricted Stock Unit Award Agreement, which was filed as Exhibit 10.9 to the current report on Form 8-K filed on December 27, 2016 and is incorporated herein by reference.

The number of 2018 Awards issuable to each of Basic’s named executive officers under the applicable award agreement is set forth in the table below and assumes that each named executive officer earns 100% of the PB Awards:

	TB Award	PB Award (at target)
T.M. “Roe” Patterson President, Chief Executive Officer and Director	44,615	44,615
Alan Krenek Senior Vice President, Chief Financial Officer, Treasurer and Secretary	15,962	15,962
James F. Newman Senior Vice President, Region Operations	15,962	15,962
William T. Dame Vice President, Pumping Services	11,209	11,209
Eric Lannen Vice President, Human Resources	9,677	9,677

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
10.1 10.2
Form of Performance-Based Restricted Stock Unit Award Agreement.

Form of Time-Based Restricted Stock Unit Award Agreement (Incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K (SEC File No. 001-32693), filed on December 27, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: February 14, 2018	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary